UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21727

First Trust Mortgage Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, NW, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)       The Report to Shareholders is attached herewith.

First Trust
Mortgage Income Fund (FMY)
Annual Report
For the Year Ended
October 31, 2022

First Trust Mortgage Income Fund (FMY)
Annual Report
October 31, 2022
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Mortgage Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Investment Objectives, Policies, and Risks section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Mortgage Income Fund (FMY)
Annual Letter from the Chairman and CEO
October 31, 2022
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Mortgage Income Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2022.
As I’m writing this letter in mid-November, it strikes me that things appear to be a little more chaotic in the current climate than normal. One of the things that may have contributed to the chaotic nature of the news flow of late was the November mid-term election. For the most part, except for a few seats in Congress, the election is behind us. We learned there would be no “red wave” (Republicans gaining a strong majority in Congress) but likely gridlock ahead. Gridlock has been good for stock market investors in the past few decades, particularly when there’s been a Democratic president and the Republicans have control of at least one house of Congress, according to Brian Wesbury, Chief Economist at First Trust.
The Federal Reserve (the “Fed”) has kept its promise to aggressively hike interest rates to combat robust inflation. As of November 13, 2022, the Fed has increased the Federal Funds target rate (upper bound) six times, from 0.25% to 4.00%. The Fed’s actions have some investors and pundits looking for evidence linking the interest rate hikes to a downturn in the economy. In short, the hope is that a pullback in economic activity might deter the Fed from executing further interest rate hikes. Fed Chairman Jerome Powell, however, recently said that the terminal rate (the ultimate rate the Fed is targeting) will likely need to be higher than previously estimated in order to curb stubbornly high inflation. The Consumer Price Index (“CPI”) is a commonly used measure of inflation. The CPI stood at 7.7% on a trailing 12-month basis as of October 31, 2022, according to the U.S. Bureau of Labor Statistics. That is down from its recent high of 9.1% in June 2022. Prior to this year, the last time the CPI was higher than 7.0% was over 40 years ago. While monetary policy is an ongoing process subject to change, the Fed does appear to be steadfast in its mission to bring the rate of inflation back to its preferred level of 2.0%, and that will take some time, in my opinion. Stay tuned!
Equity and fixed income markets have contended with numerous headwinds this year, such as the war between Russia and Ukraine. Since setting its all-time high of 4,796.56 on January 3, 2022, the S&P 500® Index has been in a bear market (a price decline of 20% or more from the most recent high) for the better part of 310 days. Suffice it to say, we are all looking forward to the end of this bear market. With respect to corrections and bear markets, the silver lining is that the S&P 500® Index has never failed to fully recover the losses sustained in any previous downturn. Where might we see demand for stocks moving forward? One such source could be stock buybacks. As of the last week of October 2022, U.S. companies had announced stock buybacks totaling $1 trillion so far this year, according to Birinyi Associates. The fixed income market has not been immune to selling pressure either. Year-to-date through November 10, 2022, yields on the 10-Year Treasury Note increased by 258 basis points. As you may be aware, bond yields and bond prices are inversely related, particularly with respect to investment-grade bonds. As yields rise, prices fall and vice versa. As noted above, the Fed has more work to do, so bond investors should not be surprised to see interest rates and bond yields trend at least a bit higher in the months ahead.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Mortgage Income Fund (FMY)
“AT A GLANCE”
As of October 31, 2022 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FMY
Common Share Price	$11.01
Common Share Net Asset Value (“NAV”)	$12.09
Premium (Discount) to NAV	(8.93)%
Net Assets Applicable to Common Shares	$50,929,176
Current Distribution per Common Share(1)	$0.0550
Current Annualized Distribution per Common Share	$0.6600
Current Distribution Rate on Common Share Price(2)	5.99%
Current Distribution Rate on NAV(2)	5.46%
Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Returns
	1 Year Ended 10/31/22	5 Years Ended 10/31/22	10 Years Ended 10/31/22	Inception (5/25/05) to 10/31/22
Fund Performance(3)
NAV	-8.38%	0.38%	2.01%	4.29%
Market Value	-15.22%	-0.05%	0.46%	3.45%
Index Performance
Bloomberg U.S. Mortgage Backed Securities (MBS) Index	-15.04%	-1.20%	0.38%	2.57%
Portfolio Characteristics
Weighted Average Effective Duration	3.8 Years
Weighted Average Effective Maturity	6.3 Years

Fund Allocation	% of Net Assets
Mortgage-Backed Securities	46.8%
U.S. Government Agency Mortgage-Backed Securities	41.9
Asset-Backed Securities	6.9
U.S. Treasury Bills	1.9
U.S. Government Bonds and Notes	1.3
Net Other Assets and Liabilities(4)	1.2
Total	100.0%
Credit Quality(5)	% of Total Fixed-Income Investments
AAA	16.3%
AA+	1.9
AA	0.3
AA-	1.2
A+	1.1
A	0.0*
BBB	0.1
BBB-	5.6
BB	2.4
B	1.1
CCC	0.0*
CCC-	0.1
CC	0.8
Not Rated	19.7
Government	45.6
Cash & Cash Equivalents	3.8
Total	100.0%

*	Amount is less than 0.05%.

(1)	Most recent distribution paid or declared through October 31, 2022. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of October 31, 2022. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	Includes variation margin on futures contracts.
(5)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S. Treasury, U.S. Agency and U.S. Agency mortgage-backed securities appear under “Government.” Credit ratings are subject to change.

Portfolio Commentary
First Trust Mortgage Income Fund (FMY)
Annual Report
October 31, 2022 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Mortgage Income Fund (the “Fund” or “FMY”) and offers customized portfolio management using its structured, quantitative approach to security selection.
Portfolio Management Team
Jeremiah Charles – Senior Vice President and Senior Portfolio Manager, First Trust Securitized Products Group
James Snyder – Senior Vice President and Senior Portfolio Manager, First Trust Securitized Products Group
Commentary
First Trust Mortgage Income Fund
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective the Fund seeks to preserve capital. The Fund pursues its objectives by investing primarily in mortgage-backed securities (“MBS”) representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of the Fund’s investment advisor, offer an attractive combination of credit quality, yield and maturity. There can be no assurance the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
Market Recap
The 12-month period ended October 31, 2022 began with markets coming under pressure as measures of inflation began to accelerate upward, and market participants questioning whether inflation was truly transitory, as so proclaimed by the Federal Reserve (the “Fed”). In a continuation of the yield curve repricing following the September 2021 Federal Open Market Committee (“FOMC”) meeting, bond yields once again resumed their march higher as the calendar year flipped into 2022, as fears of the Omicron variant of the coronavirus (“COVID-19”) were pushed aside, broader economic data remained strong, and incoming inflation data was rapidly deteriorating. Finally, the Fed relented and abandoned its transitory language, began to pivot and signaled very hawkish monetary policy to come. This hawkish pivot included guidance on not only an aggressive path of future rate hikes, but also signaled the use of the balance sheet to finally conclude new purchases of U.S. Treasuries and Agency MBS and subsequently, to let the securities mature and roll off via Quantitative Tightening. Unfortunately for the Fed and the broader U.S. economy, inflationary readings continued to push higher, and the Fed was forced, albeit clearly too late in its action, in our view, to act very aggressively. This started in June 2022 with the first 75 basis point (“bps”) hike in nearly thirty years and was followed by successive 75 bps hikes at the July and September 2022 meetings. This abrupt monetary policy change kicked off rather sharp moves higher in interest rates, volatility, and risk asset pricing, with each coming under duress throughout the 2022 calendar year. Over the course of the fiscal year, 2-Year treasury yields rose +399 bps, 5-Year treasury yields rose +305 bps, and 10-Year treasury yields rose +243 bps. These dramatic rate increases caused measures of volatility to spike, with the Merrill Lynch Option Volatility Estimate Index increasing to levels not seen since the Great Financial Crisis of 2008 (“GFC”). With upward pressure in interest rates and sustained rate volatility, overall risk asset pricing and market liquidity have come under significant pressure. Over the period, securitized spreads have widened with the Agency mortgage basis closing at +175 bps on October 31, 2022, which is +111 bps wider and the government option-adjusted spread on Agency MBS widening 45 bps to close the period at 49 bps, with a period high of 64 bps.

Portfolio Commentary (Continued)
First Trust Mortgage Income Fund (FMY)
Annual Report
October 31, 2022 (Unaudited)
Performance Analysis
		Average Annual Total Returns
	1 Year Ended 10/31/22	5 Years Ended 10/31/22	10 Years Ended 10/31/22	Inception (5/25/05) to 10/31/22
Fund Performance*
NAV	-8.38%	0.38%	2.01%	4.29%
Market Value	-15.22%	-0.05%	0.46%	3.45%
Index Performance
Bloomberg U.S. Mortgage Backed Securities (MBS) Index	-15.04%	-1.20%	0.38%	2.57%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance. Performance in securitized product investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
For the 12-month period ended October 31, 2022, the Fund returned -8.38% on a net asset value (“NAV”) basis.
During the same period, the Bloomberg U.S. MBS Index (the “Index”) returned -15.04%.
During the same period, the Fund outperformed the Index by 6.66% net of fees, on a NAV basis.
Given the historic ascent of home price appreciation the U.S. housing market experienced in late 2020 and throughout 2021, the Fund elected to reduce its non-Agency residential mortgage-backed securities (“RMBS”) holdings during the period. We believed that housing would cool on both a nominal as well as real basis, as interest rates increased and put significant pressure on affordability of housing stock. Additionally, the Fund continued to reduce its allocations to various Agency MBS sectors, namely pass-throughs and collateralized mortgage obligations. Proceeds from the reductions in Non-Agency RMBS and Agency MBS were reallocated into select Non-Agency commercial mortgage-backed securities and asset-back securities sectors, with a particular focus on short duration and floating rate opportunities. Additionally, there were periods that the Fund built and held more cash than normal, as we believe there would be better entry points for select risk assets. We thought that this was a prudent reallocation of risk as the Fund reduced exposure to assets that we believed would feel more impact from a slowing housing market and on the Agency side, assets we felt were more exposed to any Fed taper or additional rate increases. We believe this reallocation provided the Fund a significant pickup in

*	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary (Continued)
First Trust Mortgage Income Fund (FMY)
Annual Report
October 31, 2022 (Unaudited)
spread, helped maintain a very short duration, and allowed the Fund to more easily achieve its primary objective of a high level of current income. Additionally, throughout the period, the Fund maintained a significantly lower, and more stable overall effective duration than its more negatively convex Index, which saw its duration extend as interest rates moved higher.  Combined, these strategies helped to drive the relative outperformance, which saw the Fund outperform the Index by over 600 bps on a NAV basis calendar, year-to-date. Additionally, the Fund’s usage of futures positions to help manage interest rate risk and to structurally position a lower overall effective duration was beneficial to the Fund’s performance as interest rates rose. Over the course of the 12-month period ended October 31, 2022, the Fund deployed a very minimal amount of leverage for a short period of time, which had a negligible effect on the Fund’s performance.
The Fund has a practice of seeking to maintain a relatively stable monthly distribution, which may be changed at any time. The practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, the Advisor believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. The monthly distribution rate began the period at $0.0550 per share and ended at $0.0550 per share. At the $0.0550 per share monthly distribution rate, the annualized distribution rate at October 31, 2022 was 5.46% at NAV and 5.99% at market price. For the 12-month period ended October 31, 2022, 65.45% of the distributions were characterized as ordinary income and 34.55% of the distributions were characterized as return of capital. The final determination of the source and tax status of all 2022 distributions will be made after the end of 2022 and will be provided on Form 1099-DIV. Not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.
Fund and Market Outlook
As expected, on the back of a massive increase in M2 money supply, limited housing inventory coupled with historically low rates, ongoing supply chain delays and labor market shortages, inflationary pressure built to levels not seen in 40 years. We remain mindful of both how hard it can be to tame inflation once set in, and the impacts inflation can have on term premium pricing along the U.S. Treasury yield curve. And while we believe that it won’t be a straight line, we believe yields across the curve will continue to move higher, albeit at a much slower pace than experienced earlier this year. We believe the Fed may be forced to hike higher than the market expects, and as such believe that the curve inversion will continue to persist, although we do not expect significantly deeper inversion. Inflation remains high, however we believe follow through from the aggressive rate hikes implemented over the last several months have just begun to work their way through the broader economy, and already, it appears the housing market is beginning to cool off as month-over-month home price appreciation has turned negative. Currently, we do not believe the Fed will be an outright seller of its MBS holdings for long as measures of volatility and illiquidity remain this elevated. We do anticipate that heightened levels of rate volatility will remain over the shorter term, however, we believe that to expect measures of rate volatility and spread pricing to simply return to post-GFC/pre-Covid-19 levels in the near term and perhaps even intermediate term, would be unrealistic. Heavy handed Fed intervention appears to be over for now; however, for as long as inflation persists, the Fed appears committed to the fight. Despite the moderately bearish tone on rates, spreads are quite wide, and we believe opportunities abound, as we are now very positive on generic Agency MBS spread valuations, along with AAA shorter duration securitized opportunities.
We remain committed to finding value across the various sectors of the mortgage and securitized market, but also along the term spectrum of the U.S. yield curve. Given the massive increase in interest rates this year, we have begun to increase the interest rate sensitivity in the Fund as duration risks look more balanced, in our opinion, than earlier in the year, and should yields continue to climb, we will likely continue to extend duration. We remain committed to actively managing the convexity component in the portfolio and will look to continue to manage the Fund to a more stable duration target than the Index, meaning we do not want the bonds in the portfolio to extend in duration as rates rise, and conversely, we do not want to shorten or lose duration into a rally. From an asset allocation perspective, we plan to take advantage of very wide spreads in select securitized opportunities that the managers find to be attractively priced in the short to intermediate part of the curve, which we find to be particularly attractive in light of the current curve inversion. In our view, this approach would provide higher current yield, income, dividend, and spread protection for shareholders.  As a reminder, as part of the investment team’s ongoing Agency MBS strategy, a portion of the agency securities have been and will continue to be invested in the interest-only sectors in an attempt to increase the income and economic earnings of the portfolio. We believe this strategy can be very effective with proper security selection, particularly when combined with appropriate yield curve management. Given the amount of rate increases already experienced across the curve, and with expectations for more, we anticipate the Interest Only component of the portfolio to perform well. We plan to continue to maintain a tradeable portfolio as that is critical to being able to act should opportunities arise.

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES – 46.8%
	Collateralized Mortgage Obligations – 22.4%
	Banc of America Mortgage Trust
$45,279	Series 2002-L, Class 1A1 (a)	2.78%	12/01/32	$33,983
	Citigroup Mortgage Loan Trust
82,608	Series 2005-6, Class A1, US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10% (b)	6.08%	09/01/35	80,581
13,738	Series 2009-10, Class 1A1 (a) (c)	4.13%	09/01/33	13,343
190,602	Series 2012-7, Class 10A2 (a) (c)	4.04%	09/01/36	166,941
	Connecticut Avenue Securities Trust
1,000,000	Series 2022-R02, Class 2M2, 30 Day Avg. SOFR + 3.00% (b) (c)	6.00%	01/25/42	896,162
	Countrywide Home Loan Mortgage Pass-Through Trust
139,239	Series 2006-21, Class A8	5.75%	02/01/37	69,689
248,741	Series 2006-HYB5, Class 3A1A (a)	3.75%	09/01/36	216,660
	Credit Suisse Mortgage Trust
289,465	Series 2017-FHA1, Class A1 (c)	3.25%	04/01/47	255,706
	DSLA Mortgage Loan Trust
278,250	Series 2004-AR3, Class 2A2A, 1 Mo. LIBOR + 0.74% (b)	4.22%	07/19/44	245,855
	Flagstar Mortgage Trust
1,135,938	Series 2021-9INV, Class A1 (c)	2.50%	09/01/41	969,358
	GSR Mortgage Loan Trust
2,515	Series 2003-10, Class 1A12 (a)	3.97%	10/01/33	2,403
81,560	Series 2005-AR1, Class 4A1 (a)	2.68%	01/01/35	70,685
	JP Morgan Mortgage Trust
238,850	Series 2006-A2, Class 4A1 (a)	3.65%	08/01/34	235,820
48,474	Series 2006-A2, Class 5A3 (a)	3.71%	11/01/33	46,338
30,571	Series 2014-2, Class 1A1 (c)	3.00%	06/01/29	28,452
	MASTR Alternative Loan Trust
3,550,414	Series 2006-2, Class 2A3, 1 Mo. LIBOR + 0.35% (b)	3.94%	03/25/36	409,271
	MASTR Asset Securitization Trust
21,826	Series 2003-11, Class 6A16	5.25%	12/01/33	20,138
	MortgageIT Trust
55,862	Series 2005-2, Class 2A, 1 Mo. LIBOR + 1.65% (b)	4.78%	05/01/35	52,035
	New Residential Mortgage Loan Trust
224,039	Series 2014-2A, Class A2 (c)	3.75%	05/01/54	204,239
	Pretium Mortgage Credit Partners I LLC
1,000,000	Series 2021-NPL2, Class A2 (c) (d)	3.84%	06/27/60	876,683
	PRKCM Trust
1,000,000	Series 2021-AFC1, Class B2 (c)	3.95%	08/01/56	547,471
	Residential Accredit Loans, Inc.
82,578	Series 2006-QO1, Class 2A1, 1 Mo. LIBOR + 0.54% (b)	4.13%	02/25/46	51,739
755,363	Series 2006-QS6, Class 1AV, IO (a)	0.77%	06/01/36	16,208
	Residential Asset Securitization Trust
20,260	Series 2004-A3, Class A7	5.25%	06/01/34	18,875
	Roc Mortgage Trust
1,000,000	Series 2021-RTL1, Class M (c)	5.68%	08/25/26	886,265
	RUN Trust
952,299	Series 2022-NQM1, Class A1 (c)	4.00%	03/01/67	855,830
	Starwood Mortgage Residential Trust
947,603	Series 2022-3, Class A1 (c)	4.16%	03/01/67	889,465
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates
12,096	Series 2001-SB1, Class A2	3.38%	08/01/31	11,900
	VCAT LLC
1,000,000	Series 2021-NPL5, Class A2 (c) (d)	3.84%	08/25/51	893,073
1,000,000	Series 2021-NPL6, Class A2 (c) (d)	3.97%	09/25/51	905,435

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Vendee Mortgage Trust
$37,276,719	Series 2010-1, Class DI, IO (a)	0.25%	04/01/40	$260,795
	VOLT CI LLC
1,000,000	Series 2021-NP10, Class A2 (c) (d)	4.83%	05/25/51	828,089
	WaMu Mortgage Pass-Through Certificates
157,003	Series 2004-AR13, Class A1A, 1 Mo. LIBOR + 0.72% (b)	4.31%	11/25/34	144,024
	Washington Mutual Alternative Mortgage Pass-Through Certificates
10,701	Series 2007-5, Class A11, 1 Mo. LIBOR x -6 + 39.48% (e)	17.97%	06/25/37	12,474
	WinWater Mortgage Loan Trust
236,510	Series 2015-3, Class B1 (a) (c)	3.85%	03/01/45	207,306
				11,423,291
	Commercial Mortgage-Backed Securities – 24.4%
	BBCMS Mortgage Trust
1,027,000	Series 2017-DELC, Class A, 1 Mo. LIBOR + 0.98% (b) (c)	4.39%	08/15/36	1,002,321
	Benchmark Mortgage Trust
1,000,000	Series 2020-IG2. Class UBRD (a) (c)	3.51%	09/01/48	851,731
	Citigroup Commercial Mortgage Trust
4,263,358	Series 2015-GC29, Class XA (a)	1.02%	04/01/48	82,811
8,413,446	Series 2016-GC37, Class XA (a)	1.66%	04/01/49	358,966
5,623,495	Series 2016-P4, Class XA (a)	1.90%	07/01/49	285,607
	COMM Mortgage Trust
474,186	Series 2013-LC13, Class XA (a)	0.96%	08/01/46	2,370
7,272,902	Series 2013-LC6, Class XA (a)	1.15%	01/01/46	73
122,774,000	Series 2014-UBS6, Class XB (a) (c)	0.04%	12/01/47	135,653
3,829,000	Series 2015-CCRE26, Class XD (a) (c)	1.22%	10/01/48	116,898
15,482,581	Series 2015-LC21, Class XA (a)	0.66%	07/01/48	209,679
	Credit Suisse Mortgage Capital Certificates
1,000,000	Series 2021-980M, Class G (a) (c)	3.54%	07/15/31	726,076
	Credit Suisse Mortgage Trust
1,000,000	Series 2022-CNTR, Class A, 1 Mo. Term SOFR + 3.94% (b) (c)	7.32%	01/15/24	934,522
1,000,000	Series 2022-NWPT, Class A, 1 Mo. Term SOFR + 3.14% (b) (c)	6.52%	09/09/24	989,410
	GS Mortgage Securities Corp Trust
1,000,000	Series 2018-3PCK, Class C, 1 Mo. LIBOR + 3.50% (b) (c)	6.91%	09/15/31	931,671
	GS Mortgage Securities Trust
1,000,000	Series 2012-GCJ9, Class D (a) (c)	4.63%	11/01/45	990,148
	Houston Galleria Mall Trust
1,000,000	Series 2015-HGLR, Class D (c)	3.98%	03/01/37	874,150
	Hudsons Bay Simon JV Trust
468,159	Series 2015-HBFL, Class DFL, 1 Mo. LIBOR + 3.90% (b) (c)	7.07%	08/05/34	314,704
	JP Morgan Chase Commercial Mortgage Securities Trust
3,172,694	Series 2016-JP4, Class XA (a)	0.59%	12/01/49	53,831
	LSTAR Commercial Mortgage Trust
1,500,000	Series 2017-5, Class D (a) (c)	4.67%	03/01/50	1,179,411
20,850,553	Series 2017-5, Class X (a) (c)	0.79%	03/01/50	443,137
	MBRT
1,000,000	Series 2019-MBR, Class H1, 1 Mo. LIBOR + 4.25% (b) (c)	7.66%	11/15/36	934,515
	Morgan Stanley Bank of America Merrill Lynch Trust
500,000	Series 2013-C7, Class B	3.77%	02/01/46	495,144
22,499,792	Series 2014-C16, Class XA (a)	0.94%	06/01/47	189,538
1,939,405	Series 2014-C19, Class XA (a)	0.96%	12/01/47	27,392
5,632,500	Series 2014-C19, Class XE (a) (c)	1.18%	12/01/47	129,555
449,284	Series 2016-C31, Class XA (a)	1.27%	11/01/49	16,867
	Morgan Stanley Capital I Trust
2,180,000	Series 2016-UBS9, Class XD (a) (c)	1.60%	03/01/49	102,000
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	Wells Fargo Commercial Mortgage Trust
$1,352,475	Series 2015-C26, Class XA (a)	1.20%	02/01/48	$28,668
				12,406,848
	Total Mortgage-Backed Securities			23,830,139
	(Cost $27,459,655)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES – 41.9%
	Collateralized Mortgage Obligations – 21.9%
	Federal Home Loan Mortgage Corp.
3,172	Series 2303, Class SW, IO, ECOFIN x -15.87 + 121.11%, Capped at 10.00% (e)	10.00%	03/01/24	153
34,538	Series 2334, Class QS, 1 Mo. LIBOR x -3.5 + 28.18% (e)	16.23%	07/15/31	35,372
139,877	Series 2439, Class XI, IO, if 1 Mo. LIBOR x -1 + 7.74% is less than 7.50%, then 6.50%, otherwise 0.00% (e)	6.50%	03/01/32	20,051
661,475	Series 2975, Class SJ, IO, 1 Mo. LIBOR x -1 + 6.65% (e)	3.24%	05/15/35	50,218
176,588	Series 3012, Class GK, 1 Mo. LIBOR x -4.5 + 24.75% (e)	9.40%	06/15/35	181,805
58,126	Series 3410, Class HC	5.50%	02/01/38	58,380
16,395	Series 3451, Class SB, IO, 1 Mo. LIBOR x -1 + 6.03% (e)	2.62%	05/15/38	1,083
238,255	Series 3471, Class SD, IO, 1 Mo. LIBOR x -1 + 6.08% (e)	2.67%	12/15/36	17,837
250,000	Series 3797, Class KB	4.50%	01/01/41	243,020
15,981	Series 4021, Class IP, IO	3.00%	03/01/27	684
235,294	Series 4057, Class YI, IO	3.00%	06/01/27	10,675
500,755	Series 4082, Class PI, IO	3.00%	06/01/27	22,544
2,643,777	Series 4142, Class IO, IO	3.00%	12/01/27	124,438
319,924	Series 4206, Class IA, IO	3.00%	03/01/33	30,690
2,231,285	Series 4459, Class EI, IO	6.00%	06/01/36	237,325
291,350	Series 4615, Class GT, 1 Mo. LIBOR x -4 + 16.00%, Capped at 4.00% (e)	2.35%	10/15/42	174,648
3,483,267	Series 4938, Class IB, IO	4.00%	07/01/49	512,313
	Federal Home Loan Mortgage Corp. STACR REMIC Trust
1,000,000	Series 2020-DNA2, Class B2, 1 Mo. LIBOR + 4.80% (b) (c)	8.39%	02/25/50	804,603
	Federal Home Loan Mortgage Corp. STACR Trust
1,000,000	Series 2018-HQA2, Class B2, 1 Mo. LIBOR + 11.00% (b) (c)	14.59%	10/25/48	1,096,577
1,000,000	Series 2019-DNA3, Class B2, 1 Mo. LIBOR + 8.15% (b) (c)	11.74%	07/25/49	987,362
	Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
45,726	Series T-56, Class APO	(f)	05/01/43	44,534
	Federal Home Loan Mortgage Corp., STRIPS
28,272	Series 177, IO	7.00%	07/01/26	2,344
542,998	Series 243, Class 2, IO	5.00%	11/01/35	78,291
798,486	Series 324, Class C21, IO	6.00%	06/01/39	181,537
	Federal National Mortgage Association
24,156	Series 1996-46, Class ZA	7.50%	11/01/26	24,613
44,347	Series 1997-85, Class M, IO	6.50%	12/01/27	1,196
21,459	Series 2002-80, Class IO, IO	6.00%	09/01/32	1,815
50,805	Series 2003-15, Class MS, IO, 1 Mo. LIBOR x -1 + 8.00% (e)	4.41%	03/25/33	5,452
62,017	Series 2003-44, Class IU, IO	7.00%	06/01/33	10,624
263,294	Series 2004-49, Class SN, IO, 1 Mo. LIBOR x -1 + 7.10% (e)	3.51%	07/25/34	17,546
9,525	Series 2004-74, Class SW, 1 Mo. LIBOR x -2 + 15.50% (e)	8.61%	11/25/31	9,565
273,214	Series 2005-122, Class SN, 1 Mo. LIBOR x -4 + 28.60% (e)	14.26%	01/25/36	293,251
29,419	Series 2005-59 Class SU, 1 Mo. LIBOR x -5 + 25.50% (e)	7.57%	06/25/35	27,974
62,800	Series 2005-6, Class SE, IO, 1 Mo. LIBOR x -1 + 6.70% (e)	3.11%	02/25/35	4,615
29,483	Series 2007-100, Class SM, IO, 1 Mo. LIBOR x -1 + 6.45% (e)	2.86%	10/25/37	2,688
180,037	Series 2007-37, Class SB, IO, 1 Mo. LIBOR x -1 + 6.75% (e)	3.16%	05/25/37	16,706

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Federal National Mortgage Association (Continued)
$294,178	Series 2008-17, Class BE	5.50%	10/01/37	$288,359
705,359	Series 2010-103, Class ID, IO	5.00%	09/01/40	123,102
351,710	Series 2010-59, Class EI, IO	6.00%	06/01/40	67,656
42,508	Series 2010-99, Class SG, 1 Mo. LIBOR x -5 + 25.00% (e)	9.36%	09/01/40	43,228
551,984	Series 2011-81, Class PI, IO	3.50%	08/01/26	22,331
61,378	Series 2012-111, Class B	7.00%	10/01/42	63,900
351,273	Series 2012-112, Class BI, IO	3.00%	09/01/31	10,144
1,425,329	Series 2012-125, Class MI, IO	3.50%	11/01/42	208,118
16,897	Series 2013-132, Class SW, 1 Mo. LIBOR x -2.67 + 10.67% (e)	2.33%	01/01/44	11,290
1,896,206	Series 2013-32, Class IG, IO	3.50%	04/01/33	227,723
226,166	Series 2013-51, Class PI, IO	3.00%	11/01/32	21,632
1,485,013	Series 2015-20, Class ES, IO, 1 Mo. LIBOR x -1 + 6.15% (e)	2.56%	04/25/45	131,183
147,441	Series 2015-76, Class BI, IO	4.00%	10/01/39	7,749
176,697	Series 2015-97, Class AI, IO	4.00%	09/01/41	1,433
168,142	Series 2016-74, Class LI, IO	3.50%	09/01/46	44,716
2,787,899	Series 2017-109, Class SJ, IO, 1 Mo. LIBOR x -1+ 6.20% (e)	2.61%	01/25/48	296,219
1,250,821	Series 5112, Class ID, IO	7.00%	01/01/30	140,542
	Federal National Mortgage Association, STRIPS
21,829	Series 305, Class 12, IO (g)	6.50%	12/01/29	2,277
34,963	Series 355, Class 18, IO	7.50%	11/01/33	5,676
1,121,588	Series 387, Class 10, IO	6.00%	04/01/38	312,825
494,952	Series 406, Class 6, IO (g)	4.00%	01/01/41	84,837
458,291	Series 413, Class 173, IO (g)	4.50%	07/01/42	82,875
	Government National Mortgage Association
241,650	Series 2004-95, Class QZ	4.50%	11/01/34	236,516
129,532	Series 2005-33, Class AY	5.50%	04/01/35	130,971
44,746	Series 2005-68, Class DP, 1 Mo. LIBOR x -2.41 + 16.43% (e)	8.21%	06/17/35	41,580
173,228	Series 2005-68, Class KI, IO, 1 Mo. LIBOR x -1 + 6.30% (e)	2.81%	09/20/35	14,500
27,904	Series 2006-28, Class VS, 1 Mo. LIBOR x -13 + 87.10% (e)	41.74%	06/20/36	47,439
151,529	Series 2007-68, Class PI, IO, 1 Mo. LIBOR x -1 + 6.65% (e)	3.16%	11/20/37	5,352
100,000	Series 2008-2, Class HB	5.50%	01/01/38	99,116
125,756	Series 2008-73, Class SK, IO, 1 Mo. LIBOR x -1 + 6.74% (e)	3.25%	08/20/38	7,747
155,136	Series 2009-79, Class PZ	6.00%	09/01/39	166,786
253,723	Series 2013-104, Class YS, IO, 1 Mo. LIBOR x -1 + 6.15% (e)	2.74%	07/16/43	16,039
126,577	Series 2014-41, Class ST, 1 Mo. LIBOR x -2.67 + 11.47% (e)	2.16%	11/20/42	92,630
3,866,240	Series 2015-158, Class KS, IO, 1 Mo. LIBOR x -1 + 6.25% (e)	2.76%	11/20/45	403,713
75,149	Series 2016-139, Class MZ	1.50%	07/01/45	53,507
156,818	Series 2017-4, Class CZ	3.00%	01/01/47	125,362
126,286	Series 2017-H18, Class DZ (g)	4.63%	09/01/67	118,056
11,056,652	Series 2020-13, Class BT, IO, 1 Mo. LIBOR x -1 + 6.20%, Capped at 0.50% (e)	0.50%	11/20/45	236,506
5,280,805	Series 2021-23, Class BI, IO	2.00%	02/01/51	574,499
1,478,000	Series 2022-146, Class PL	4.00%	08/01/52	1,247,100
				11,147,763
	Commercial Mortgage-Backed Securities – 16.5%
	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
30,000,000	Series K043, Class X3, IO (a)	1.63%	02/01/43	975,486
4,000,000	Series K110, Class X3, IO (a)	3.40%	06/01/48	752,062
3,330,000	Series K112, Class X3, IO (a)	3.00%	07/01/48	546,145
4,605,411	Series K115, Class X3, IO (a)	2.96%	09/01/48	756,385
4,326,216	Series K118, Class X3, IO (a)	2.69%	10/25/48	649,142
1,900,000	Series K122, Class X3, IO (a)	2.63%	01/01/49	288,657
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (Continued)
$5,000,000	Series K124, Class X3, IO (a)	2.62%	02/01/49	$763,708
3,343,856	Series K128, Class X3, IO (a)	2.78%	04/01/31	551,208
1,831,144	Series K739, Class X3, IO (a)	2.81%	11/25/48	196,857
342,658,681	Series KBX1, Class X1, IO (a)	0.09%	01/01/26	864,288
4,571,896	Series KG06, Class X3, IO (a)	2.73%	10/01/31	758,064
	Federal National Mortgage Association, ACES
13,100,000	Series 2019-M29, Class X4, IO	0.70%	03/01/29	418,936
	Freddie Mac Multiclass Certificates
6,053,518	Series 2021-P011, Class X1, IO (a)	1.80%	09/01/45	756,338
	FREMF Mortgage Trust
252,010,105	Series 2013-K27, Class X2B, IO (c)	0.10%	01/01/46	22,429
	Government National Mortgage Association
2,247,443	Series 2016-11, Class IO (g)	0.78%	01/01/56	79,963
				8,379,668
	Pass-through Security – 3.5%
	Fannie Mae or Freddie Mac
1,000,000	Pool TBA (h)	2.50%	12/01/52	819,570
1,000,000	Pool TBA (h)	5.50%	12/01/52	983,750
				1,803,320
	Total U.S. Government Agency Mortgage-Backed Securities			21,330,751
	(Cost $25,468,952)
ASSET-BACKED SECURITIES – 6.9%
	CoreVest American Finance Trust
9,793,857	Series 2021-3, Class XA (a) (c)	2.40%	10/01/54	785,246
	Ford Credit Auto Owner Trust
497,951	Series 2022-A, Class A2	0.73%	09/15/24	491,406
	Mid-State Capital Corp. Trust
162,602	Series 2005-1, Class A	5.75%	01/01/40	159,157
	PAGAYA AI Debt Trust
985,782	Series 2022-3, Class A (c)	6.06%	03/15/30	977,015
	Santander Drive Auto Receivables Trust
470,261	Series 2022-3, Class A2	2.76%	03/17/25	467,059
500,000	Series 2022-4, Class A2	4.05%	07/15/25	496,497
	Verizon Owner Trust
156,966	Series 2020-A, Class A1B, 1 Mo. LIBOR + 0.27% (b)	3.76%	07/22/24	156,859
	Total Asset-Backed Securities			3,533,239
	(Cost $3,558,634)
U.S. TREASURY BILLS – 1.9%
1,000,000	United States Treasury Bill	(f)	11/17/22	998,740
	(Cost $998,836)
U.S. GOVERNMENT BONDS AND NOTES – 1.3%
1,000,000	U.S. Treasury Note	1.75%	08/15/41	650,508
	(Cost $695,897)
	Total Investments – 98.8%			50,343,377
	(Cost $58,181,974)

Net Other Assets and Liabilities – 1.2%	585,799
Net Assets – 100.0%	$50,929,176

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
October 31, 2022
Futures Contracts (See Note 2C - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. Treasury Long Bond Futures	Long	20	Dec 2022	$ 2,410,000	$(66,625)
Ultra 10-Year U.S. Treasury Note Futures	Long	9	Dec 2022	1,043,859	(2,437)
				$3,453,859	$(69,062)

(a)	Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment’s underlying collateral. The interest rate resets periodically.
(b)	Floating or variable rate security.
(c)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s investment advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2022, securities noted as such amounted to $24,752,952 or 48.6% of net assets.
(d)	Step-up security. A security where the coupon increases or steps up at a predetermined date. Interest rate shown reflects the rate in effect at October 31, 2022.
(e)	Inverse floating rate security.
(f)	Zero coupon security.
(g)	Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.
(h)	All or portion of this security is part of a mortgage dollar roll agreement (see Note 2G- Mortgage Dollar Rolls and TBA Transactions in the Notes to Financial Statements).

ACES	Alternative Credit Enhancement Securities
ECOFIN	Enterprise 11th District COFI Institutional Replacement Index
IO	Interest-Only Security - Principal amount shown represents par value on which interest payments are based.
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To-Be-Announced Security
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
October 31, 2022

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 10/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Mortgage-Backed Securities	$ 23,830,139	$ —	$ 23,830,139	$ —
U.S. Government Agency Mortgage-Backed Securities	21,330,751	—	21,330,751	—
Asset-Backed Securities	3,533,239	—	3,533,239	—
U.S. Treasury Bills	998,740	—	998,740	—
U.S. Government Bonds and Notes	650,508	—	650,508	—
Total Investments	$ 50,343,377	$—	$ 50,343,377	$—

LIABILITIES TABLE
	Total Value at 10/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures Contracts*	$ (69,062)	$ (69,062)	$ —	$ —

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statement of Assets and Liabilities
October 31, 2022
ASSETS:
Investments, at value (Cost $58,181,974)	$ 50,343,377
Cash	1,926,024
Restricted Cash	153,871
Interest receivable	486,848
Prepaid expenses	5,558
Total Assets	52,915,678
LIABILITIES:
Payables:
Investment securities purchased	1,837,120
Audit and tax fees	81,681
Investment advisory fees	37,129
Administrative fees	15,168
Shareholder reporting fees	7,178
Transfer agent fees	3,069
Trustees’ fees and expenses	1,529
Custodian fees	1,244
Variation margin	1,187
Financial reporting fees	771
Legal fees	55
Other liabilities	371
Total Liabilities	1,986,502
NET ASSETS	$50,929,176
NET ASSETS consist of:
Paid-in capital	$ 63,705,638
Par value	42,131
Accumulated distributable earnings (loss)	(12,818,593)
NET ASSETS	$50,929,176
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$12.09
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	4,213,115
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statement of Operations
For the Year Ended October 31, 2022
INVESTMENT INCOME:
Interest	$ 2,639,889
Other	214,712
Total investment income	2,854,601
EXPENSES:
Investment advisory fees	467,918
Audit and tax fees	73,483
Administrative fees	58,217
Shareholder reporting fees	24,806
Listing expense	23,750
Transfer agent fees	21,278
Trustees’ fees and expenses	18,707
Financial reporting fees	9,250
Custodian fees	7,779
Legal fees	4,168
Other	22,336
Total expenses	731,692
NET INVESTMENT INCOME (LOSS)	2,122,909
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,532,762)
Futures contracts	113,535
Net realized gain (loss)	(1,419,227)
Net change in unrealized appreciation (depreciation) on:
Investments	(5,571,004)
Futures contracts	(69,687)
Net change in unrealized appreciation (depreciation)	(5,640,691)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(7,059,918)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,937,009)

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statements of Changes in Net Assets
	Year Ended 10/31/2022	Year Ended 10/31/2021
OPERATIONS:
Net investment income (loss)	$ 2,122,909	$ 1,861,053
Net realized gain (loss)	(1,419,227)	(29,104)
Net change in unrealized appreciation (depreciation)	(5,640,691)	(1,029,335)
Net increase (decrease) in net assets resulting from operations	(4,937,009)	802,614
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(1,819,898)	(1,462,301)
Return of capital	(960,758)	(1,571,142)
Total distributions to shareholders	(2,780,656)	(3,033,443)
Total increase (decrease) in net assets	(7,717,665)	(2,230,829)
NET ASSETS:
Beginning of period	58,646,841	60,877,670
End of period	$ 50,929,176	$ 58,646,841
COMMON SHARES:
Common Shares at end of period	4,213,115	4,213,115
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Financial Highlights
For a Common Share outstanding throughout each period
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 13.92	$ 14.45	$ 14.91	$ 14.96	$ 15.47
Income from investment operations:
Net investment income (loss)	0.50	0.44	0.44	0.34	0.45
Net realized and unrealized gain (loss)	(1.67)	(0.25)	(0.18)	0.33	(0.21)
Total from investment operations	(1.17)	0.19	0.26	0.67	0.24
Distributions paid to shareholders from:
Net investment income	(0.43)	(0.35)	(0.63)	(0.50)	(0.42)
Return of capital	(0.23)	(0.37)	(0.09)	(0.22)	(0.33)
Total distributions paid to Common Shareholders	(0.66)	(0.72)	(0.72)	(0.72)	(0.75)
Net asset value, end of period	$12.09	$13.92	$14.45	$14.91	$14.96
Market value, end of period	$11.01	$13.70	$13.40	$13.99	$13.01
Total return based on net asset value (a)	(8.38)%	1.51%	2.12%	5.08%	2.13%
Total return based on market value (a)	(15.22)%	7.74%	0.93%	13.37%	(4.52)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 50,929	$ 58,647	$ 60,878	$ 62,832	$ 63,047
Ratio of total expenses to average net assets	1.33%	1.31%	1.33%	1.33%	1.59%
Ratio of net investment income (loss) to average net assets	3.86%	3.11%	3.03%	2.29%	2.95%
Portfolio turnover rate	44%	67%	28%	69%	30%

(a)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Mortgage Income Fund (FMY)
October 31, 2022
1. Organization
First Trust Mortgage Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on February 22, 2005, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FMY” on the New York Stock Exchange (“NYSE”).
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues its objectives by investing primarily in mortgage-backed securities (“MBS”) representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of First Trust Advisors L.P. (“First Trust” or the “Advisor”), offer an attractive combination of credit quality, yield and maturity. There can be no assurance the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor’s Pricing Committee in accordance with valuation procedures approved by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2022
has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management;
11)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and
12)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2022
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2022, is included with the Fund’s Portfolio of Investments.
In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.
Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the Fund’s Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Fund.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and the related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2022, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates the London Interbank Offered Rates (“LIBOR”), announced on March 5, 2021 that it intended to phase-out all LIBOR reference rates, beginning December 31, 2021. Since that announcement, the FCA has ceased publication of all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates as of December 31, 2021. The remaining USD LIBOR settings will cease to be published or no longer be representative immediately after June 30, 2023. The International Swaps and Derivatives Association, Inc. (“ISDA”) confirmed that the FCA’s March 5, 2021 announcement of its intention to cease providing LIBOR reference rates, constituted an index cessation event under the Interbank Offered Rates (“IBOR”) Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
C. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2022
underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
Restricted cash segregated as collateral for futures contracts in the amount of $153,871 is shown as “Restricted Cash” on the Statement of Assets and Liabilities.
D. Inverse Floating-Rate Securities
An inverse floating-rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed-rate security. These instruments are typically used to enhance the yield of the portfolio and have the effect of creating leverage. These securities, if any, are identified on the Portfolio of Investments.
E. Stripped Mortgage-Backed Securities
Stripped Mortgage-Backed Securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an interest-only security (“IO Security”) and all of the principal is distributed to holders of another type of security known as a principal-only security. These securities, if any, are identified on the Portfolio of Investments.
F. Interest-Only Securities
An IO Security is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.
G. Mortgage Dollar Rolls and TBA Transactions
The Fund may invest, without limitation, in mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund’s investment advisor. In a mortgage dollar roll, the Fund will sell (or buy) mortgage-backed securities for delivery on a specified date and simultaneously contract to repurchase (or sell) substantially similar (same type, coupon and maturity) securities on a future date. Mortgage dollar rolls are recorded as separate purchases and sales in the Fund. The Fund may also invest in to-be-announced transactions (“TBA Transactions”). A TBA Transaction is a method of trading mortgage-backed securities. TBA Transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA Transaction, the buyer and the seller agree on general trade parameters such as agency, settlement date, par amount and price.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2022
H. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2022, resulting in book and tax accounting differences, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) of $1,369,047 and an increase in accumulated net realized gain (loss) of $1,369,047. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by this reclassification.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2022 and 2021, was as follows:
Distributions paid from:	2022	2021
Ordinary income	$1,819,898	$1,462,301
Capital gains	—	—
Return of capital	960,758	1,571,142
As of October 31, 2022, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(1,735,178)
Net unrealized appreciation (depreciation)	(11,083,415)
Total accumulated earnings (losses)	(12,818,593)
Other	—
Paid-in capital	63,747,769
Total net assets	$50,929,176
I. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2022, the Fund had non-expiring capital loss carryforwards available for federal income tax purposes of $1,735,178.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2022, the Fund did not incur any net late year ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2019, 2020, 2021, and 2022 remain open to

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2022
federal and state audit. As of October 31, 2022, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
As of October 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$61,357,730	$175,013	$(11,258,428)	$(11,083,415)
J. Expenses
The Fund will pay all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.85% of the Fund’s Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) served as the Fund’s transfer agent in accordance with certain fee arrangements until December 31, 2021. Effective December 31, 2021, Computershare, Inc. (“Computershare”) commenced serving as the Fund’s transfer agent. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the year ended October 31, 2022, were $13,368,985 and $14,569,612, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the year ended October 31, 2022, were $11,615,643 and $10,788,666, respectively.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at October 31, 2022, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2022
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures	Interest Rate Risk	Unrealized appreciation on futures contracts*	$ —	Unrealized depreciation on futures contracts*	$ (69,062)
*Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2022, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on futures contracts	$113,535
Net change in unrealized appreciation (depreciation) on futures contracts	(69,687)
During the fiscal year ended October 31, 2022, the notional value of futures contracts opened and closed were $25,832,815 and $21,964,198, respectively.
The Fund does not have the right to offset financial assets and liabilities related to futures contracts on the Statement of Assets and Liabilities.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Mortgage Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Mortgage Income Fund (the “Fund”), including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 21, 2022
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Mortgage Income Fund (FMY)
October 31, 2022 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”), in additional Common Shares under the Plan. BNY Mellon Investment Servicing (US) Inc. served as the Plan Agent until December 31, 2021. Effective December 31, 2021, Computershare Trust Company N.A. commenced serving as the Fund’s Plan Agent. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 505000, Louisville, KY 40233-5000.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2022 (Unaudited)
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
Distributions paid to foreign shareholders during the Fund’s fiscal year ended October 31, 2022, that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned by such foreign shareholders.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the period ended October 31, 2022, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of May 2, 2022, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 18, 2022. At the Annual Meeting, James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of First Trust Mortgage Income Fund as Class III Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2025. The number of votes cast in favor of Mr. Bowen was 2,247,217 and the number of votes withheld was 113,692.  The number of votes cast in favor of Mr. Nielson was 2,279,538 and the number of votes withheld was 81,371. Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, and Robert F. Keith are the other current and continuing Trustees.
Investment Management Agreement
Board Considerations Regarding Approval of Continuation of Investment Management Agreement
The Board of Trustees of First Trust Mortgage Income Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”).  The Board approved the continuation of the Agreement for a one-year period ending June 30, 2023 at a meeting held on June 12–13, 2022.  The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 18, 2022 and June 12–13, 2022, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined:  the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2022 (Unaudited)
potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor; and information on the Advisor’s compliance program.  The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2022, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 12–13, 2022 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangement between the Fund and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement.  The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement.  The Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services.  The Board noted that the Advisor’s Securitized Products Group is responsible for the day-to-day management of the Fund’s investments.  The Board considered the background and experience of the members of the Securitized Products Group and noted the Board’s prior meetings with members of the Group.  The Board considered the Advisor’s statement that it applies the same oversight model internally with its Securitized Products Group as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 18, 2022 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the advisory fee rate payable under the Agreement for the services provided.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund and non-fund clients, as applicable.  With respect to the Expense Group, the Board, at the April 18, 2022 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; and (ii) certain peer fund assets are larger than those of the Fund, in which case the comparison causes the fixed expenses of the Fund to be larger on a percentage basis.  The Board took these limitations into account in considering the peer data, and noted that the contractual advisory fee rate payable by the Fund, based on average net assets, was above the median contractual advisory fee of the peer funds in the Expense Group.  With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability.  In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund.  The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund.  The Board determined that this process continues to be effective for reviewing the Fund’s performance.  The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2021 to the performance of the funds in the Performance Universe and to that of a benchmark index.  In reviewing the Fund’s performance as compared to the performance of the Performance Universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund.  Based on the information provided on net asset value performance, the Board noted that the Fund outperformed the Performance Universe median for the one-year period ended December 31, 2021 and underperformed the Performance Universe median for the  three-, five- and ten-year periods ended December 31, 2021.  The Board also noted that the Fund outperformed the benchmark index for the one-, five- and ten-year periods ended December 31, 2021 and underperformed the benchmark index for the three-year period ended December 31, 2021.  The Board also received information on the Fund’s annual distribution rate as of December 31, 2021 and the Fund’s average trading discount for various periods and comparable information for a peer group.

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2022 (Unaudited)
On the basis of all the information provided on the fees, expenses and performance of the Fund, and the ongoing oversight by the Board, the Board concluded that the advisory fee continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will likely increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board determined that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2021 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement.  The Board also noted that the Advisor does not utilize soft dollars in connection with the Fund.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.

Investment Objectives, Policies and Risks
First Trust Mortgage Income Fund (FMY)
October 31, 2022 (Unaudited)
Changes Occurring During the Prior Fiscal Year
The following information is a summary of certain changes during the most recent fiscal year ended October 31, 2022.  This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
On October 24, 2022, the Board approved the adoption of a derivatives risk management program for the Fund pursuant to Rule 18f-4 under the 1940 Act covering the Fund’s use of derivatives and other transactions. Accordingly, the Fund’s use of certain derivatives, including options, futures contracts and options on futures contracts, will be subject to the program’s policies and procedures and the use of such derivatives may increase. Beginning on or around November 1, 2022, the Fund anticipates it could utilize futures contracts from time to time as a principal part of its investment strategy.
Investment Objectives
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective the Fund seeks to preserve capital.
Principal Investment Policies
In the pursuit of its investment objectives, under normal market conditions:
•	The Fund invests at least 80% of its managed assets in mortgage-backed securities. Such MBS may include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Fund may also invest in MBS through TBA Transactions. The Fund does not invest in corporate bonds other than those primarily secured by interests in real estate.
•	The Fund may invest up to 35% of its managed assets in securities that, at the time of investment, are rated below investment grade (including securities that are unrated but judged to be of comparable quality by the Advisor).
•	The Fund may invest up to 20% of its managed assets in U.S. government securities, or cash or other short-term instruments, and may invest up to 10% of its managed assets in real-estate related assets collateralized by pools of assets, such as home equity loans and lines of credit, and asset-backed securities, including non-mortgage asset-backed securities.
•	The Fund may invest up to 10% of its managed assets in securities that, at the time of investment, are illiquid.
To the extent the Fund enters into derivatives transactions, it will do so pursuant to Rule 18f-4 under the 1940 Act. Rule 18f-4 requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.
The Fund may engage in the use of leverage by issuing preferred shares of beneficial interest, entering into reverse repurchase agreements, and/or issuing notes or other evidences of indebtedness including bank borrowings or commercial paper.
In addition, the Fund may, but is not required to, use various strategic transactions to: (1) seek to reduce interest rate risks arising from any use of leverage; (2) facilitate portfolio management; and (3) mitigate risks, including interest rate risk and credit risks. The Fund generally seeks to use these instruments and transactions as portfolio management or hedging techniques to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, protect the value of the Fund’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund or establish positions in the derivative markets as a substitute for purchasing or selling particular securities.
Fundamental Policies
The Fund, as a fundamental policy, may not:
1.  With respect to 75% of its total assets, purchase any securities if, as a result (i) more than 5% of the Fund’s total assets would then be invested in securities of any single issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that government securities (as defined in the 1940 Act), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation;
2.  Purchase any security if, as a result of the purchase, 25% or more of the Fund’s total assets (taken at current value) would be invested in the securities of borrowers and other issuers having their principal business activities in the same industry; provided, that this limitation shall not apply with respect to issuers of mortgage-backed securities or obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities;
3.  Borrow money, except as permitted by the 1940 Act, the rules thereunder and interpretations thereof or pursuant to a Securities and Exchange Commission exemptive order;

Investment Objectives, Policies and Risks (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2022 (Unaudited)
4.  Issue senior securities, as defined in the 1940 Act, other than: (i) Preferred Shares which immediately after issuance will have asset coverage of at least 200%; (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%; (iii) the borrowings permitted by investment restriction 3 set forth above; or (iv) pursuant to a Securities and Exchange Commission exemptive order;
5.  Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of debt securities in accordance with its investment objectives, policies and limitations;
6.  Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;
7.  Purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities; and
8.  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).
For the purpose of applying the limitation set forth in subparagraph 2 above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.
Except as noted above, the foregoing fundamental investment policies, together with the investment objectives of the Fund, cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes common shares of beneficial interest and preferred shares of beneficial interest (“Preferred Shares”), if any, voting together as a single class, and of the holders of the outstanding Preferred Shares voting as a single class. Under the 1940 Act a “majority of the outstanding voting securities” means the vote of: (A) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy; or (B) more than 50% of the Fund’s shares, whichever is less.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund.  The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Collateralized Mortgage Obligations Risks. A risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, the Fund could sustain a loss.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund or such credit rating agency’s ability to evaluate creditworthiness and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Investment Objectives, Policies and Risks (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2022 (Unaudited)
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that the issuer or other obligated party of a debt security in the Fund’s portfolio will fail to pay dividends or interest and/or repay principal, when due. Below-investment grade instruments, including instruments that are not rated but judged to be of comparable quality, are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future.
Extension Risk. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these debt securities to fall. Rising interest rates tend to extend the duration of debt securities, making their market value more sensitive to changes in interest rates. The value of longer-term debt securities generally changes more in response to changes in interest rates than shorter-term debt securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
Fixed-Income Securities Risk. An investment in fixed-income securities is subject to certain risks, including:
•	Issuer Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services. In addition, an issuer of fixed-income securities may default on its obligation to pay interest and repay principal.
•	Prepayment Risk. Prepayment risk is the risk that the issuer of a debt security will repay principal prior to the scheduled maturity date. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called securities or loans at market interest rates that are below the Fund portfolio’s current earnings rate.
Futures Contracts Risk. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments or indices underlying the futures contracts and the price of the futures contracts; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
Illiquid and Restricted Securities Risk. The Fund may invest in securities that are restricted and/or illiquid securities. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities may be illiquid as they generally are not listed on an exchange and may have no active trading market. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the

Investment Objectives, Policies and Risks (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2022 (Unaudited)
price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.
Inflation Risk. The Fund invests in securities that are subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.
Interest Rate and Duration Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed income securities, when market interest rates rise, the market value of such securities generally will fall. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase.
The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. As short-term interest rates decline, interest payable on floating rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating rate securities typically increases. Changes in interest rates on floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in interest rates. The value of floating rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general.
Many financial instruments use or may use a floating rate based upon the London Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, intends to cease making LIBOR available as a reference rate over a phase-out period that began in early 2022.  However, subsequent announcements by the FCA, the LIBOR administrators, and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. While some instruments tied to LIBOR may include a replacement rate, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. In the United States, it is anticipated that in many instances the Secured Overnight Financing Rate (“SOFR”) will replace LIBOR as the reference rate for many floating rate instruments. There is no assurance that the composition or characteristics of SOFR, or any alternative reference rate, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; increased difficulty in borrowing or refinancing and diminished effectiveness of any applicable hedging strategies against instruments whose terms currently include LIBOR; and/ or costs incurred in connection with temporary borrowings and closing out positions and entering into new agreements. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects on the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.
In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Inverse floating rate securities generally will underperform the market for fixed rate securities in a rising interest rate environment. An inverse floating rate security’s price may be more volatile than that of a fixed rate security.
In the case of stripped mortgage-backed securities, in general, when interest rates are falling and prepayment rates are increasing, the value of a principal only security (“PO Security”) will rise and the value of an interest only security (“IO Security”) will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, in general, the value of a PO Security will fall and the value of an IO Security will rise. Yields on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the

Investment Objectives, Policies and Risks (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2022 (Unaudited)
common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor will be higher than if the Fund did not use leverage.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, had negative impacts, and in many cases severe impacts, on markets worldwide. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of reasonably normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. Also, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility across markets globally, including the United States. The hostilities and sanction resulting from those hostilities could have a significant impact on certain Fund investments as well as Fund performance. As the global pandemic and conflict in Ukraine have illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. These events also may adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on the Fund’s shares may widen.
Mortgage-Backed Securities Risk. A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security and the structure of its issuer. For example, if a mortgage underlying a particular mortgage-backed security defaults, the value of that security may decrease. Moreover, a downturn in the markets for residential or commercial real estate or a general economic downturn could negatively affect both the price and liquidity of privately issued mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk, which is the risk that the borrowers under the mortgage loans underlying a Fund’s mortgage-backed securities might pay off their mortgage loans sooner than expected, which could happen when interest rates fall or for other reasons, which could cause the value of the Fund’s mortgage-backed securities to fall. Moreover, if the underlying mortgage loans are paid off sooner than expected, the Fund may have to reinvest the proceeds in other securities that have lower yields. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short or medium-duration mortgage-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and likely causing its price to decline. Mortgage-backed securities issued by a private issuer, such as commercial mortgage-backed securities, generally entail greater risk than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity.
A portion of the Fund’s managed assets may be invested in subordinated classes of mortgage-backed securities. Such subordinated classes are subject to a greater degree of non-payment risk than are senior classes of the same issuer or agency.  In addition, under certain market conditions, the market for subordinated classes of mortgage-backed securities may not be as liquid as the market for other fixed income securities.
Given its focus in mortgage-backed securities, the Fund may be more susceptible to adverse economic, political and regulatory events that affect the value of real estate.
Non-Agency Securities Risk. Investments in asset-backed or mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loans, private mortgage insurance companies, mortgage bankers and other secondary market issuers are subject to additional risks. There are no direct or indirect government or agency guarantees of payments in loan pools created by non-government issuers. Securities issued by private issuers are subject to the credit risks of such issuers. An unexpectedly high rate of defaults on the loan pool may adversely affect the value of a non-agency security and could result in losses to the Fund. The risk of

Investment Objectives, Policies and Risks (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2022 (Unaudited)
such defaults is generally higher in the case of pools that include subprime loans. Non-agency securities are typically traded “over-the-counter” rather than on a securities exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, the non-agency mortgage-related securities held by the Fund may be particularly difficult to value because of the complexities involved in assessing the value of the underlying loans.
Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund’s investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Potential Conflicts of Interest Risk. First Trust and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust currently manages and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust has a financial incentive to leverage the Fund.
TBA Transactions Risk. The Fund may purchase securities via TBA (To Be Announced) Transactions. In such a transaction, the purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchasing securities in a TBA Transaction may give rise to investment leverage and may increase the Fund’s volatility. Default by, or bankruptcy of, a counterparty to a TBA Transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction.
Valuation Risk. The valuation of securitized assets may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. The Fund may hold investments in sizes smaller than institutionally-sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If the Fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the Fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund.

Board of Trustees and Officers
First Trust Mortgage Income Fund (FMY)
October 31, 2022 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term • Since Fund Inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	223	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term • Since Fund Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	223	Director, National Futures Association and ADMIS Singapore Ltd.; Formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., and Futures Industry Association
Denise M. Keefe, Trustee (1964)	• Three Year Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	223	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director and Board Chair of RML Long Term Acute Care Hospitals; and Director of Senior Helpers (since 2021)
Robert F. Keith, Trustee (1956)	• Three Year Term • Since June 2006	President, Hibs Enterprises (Financial and Management Consulting)	223	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term • Since Fund Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	223	None
(1)	Currently, Denise M. Keefe and Robert F. Keith, as Class I Trustees, are serving as trustees until the Fund’s 2023 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2024 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund’s 2025 annual meeting of shareholders.

Board of Trustees and Officers (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2022 (Unaudited)
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term • Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	223	None

Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2016	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Fund Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011• Assistant Secretary Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(1)	Currently, Denise M. Keefe and Robert F. Keith, as Class I Trustees, are serving as trustees until the Fund’s 2023 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2024 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund’s 2025 annual meeting of shareholders.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.
(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Mortgage Income Fund (FMY)
October 31, 2022 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2022

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
TRANSFER AGENT
Computershare, Inc.
P.O. Box 505000
Louisville, KY 40233
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees (registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $45,000 for the fiscal year ended October 31, 2021 and $47,000 for the fiscal year ended October 31, 2022.
(b)	Audit-Related Fees (registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2021 and $0 for the fiscal year ended October 31, 2022.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2021 and $0 for the fiscal year ended October 31, 2022.

(c)	Tax Fees (registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $17,072 for the fiscal year ended October 31, 2021 and $28,762 for the fiscal year ended October 31, 2022. These fees were for tax consultation and/or tax return preparation.

Tax Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2021 and $0 for the fiscal year ended October 31, 2022.

(d)	All Other Fees (registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2021 and $0 for the fiscal year ended October 31, 2022.

All Other Fees (Investment Advisor) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2021 and $0 for the fiscal year ended October 31, 2022.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph (C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:
Registrant:	Advisor and Distributor:
(b) 0%	(b) 0%
(c) 0%	(c) 0%
(d) 0%	(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for the registrant’s fiscal year ended October 31, 2021 were $17,072 for the registrant and $16,500 for the registrant’s investment advisor and for the registrant’s fiscal year ended October 31, 2022 were $28,762 for the registrant and $0 for the registrant’s investment advisor.
(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
(i)	Not applicable.
(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the registrant. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith and Niel B. Nielson.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A description of the policies and procedures used to vote proxies on behalf of the Fund is attached as an exhibit.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members.

Information provided as of January 6, 2023

The Securitized Products Group of First Trust Advisors L.P. is responsible for the day–to-day management of the registrant’s portfolio. The Securitized Products group has been led by James Snyder and Jeremiah Charles since 2013 and was previously known as the Mortgage Securities Team.

Jim Snyder. Mr. Snyder is a Senior Portfolio Manager and Co-head of the First Trust Securitized Products Group. He has over 32 years of investment and portfolio management experience. At First Trust, he is responsible for the management of the firm’s mortgage and securitized product fund offerings. Prior to joining First Trust in 2013, Jim spent most of his career leading several mortgage trading and portfolio management groups at American Express Financial Advisors, where he managed the AXP Federal Income Fund, and at Deerfield Capital, where he managed Deerfield’s Mortgage REIT and Opportunity Fund. Additionally, he has held senior positions at Fort Sheridan Advisors and Spyglass Capital. Mr. Snyder holds a B.S. and M.A. in Economics from DePaul University and an MBA from the University of Chicago Booth School of Business.

Jeremiah Charles. Mr. Charles is a Senior Portfolio Manager and Co-head of the First Trust Securitized Products Group. He has over 19 years of investment, trading and portfolio management experience. At First Trust, he is responsible for the management of the firm’s mortgage and securitized product fund offerings. Prior to joining First Trust in 2013, Jeremiah spent the majority of his career as a Senior Portfolio Manager at Deerfield Capital Management where he helped manage the Deerfield Mortgage REIT. In his career, he has also held positions at CRT Capital, where he worked as a Vice President in Securitized Products and at Piper Jaffray, where he began his career as an Analyst. Mr. Charles holds a B.S. in Finance from the Leeds School of Business at the University of Colorado, and a MS in Real Estate with honors from the Charles H. Kellstadt Graduate School of Business at DePaul University.

(2)	Other Accounts Managed by Portfolio Managers or Management Team Member and Potential Conflicts of Interest

Information provided as of October 31, 2022.

Name of Portfolio Manager or Team Member	Type of Accounts*	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
1. Jeremiah Charles	Registered Investment Companies:	4	$5,438,691,210	0	$ 0
	Other Pooled Investment Vehicles:	0	$ 0	0	$ 0
	Other Accounts:	0	$ 0	0	$ 0
2. James Snyder	Registered Investment Companies:	4	$5,438,691,210	0	$ 0
	Other Pooled Investment Vehicles:	0	$ 0	0	$ 0
	Other Accounts:	0	$ 0	0	$ 0

*Information excludes the registrant.

Portfolio Manager Material Conflicts of Interest

Potential conflicts of interest may arise when a portfolio manager of the registrant has day-to-day management responsibilities with respect to one or more other funds or other accounts. The First Trust Securitized Products Group adheres to its trade allocation policy utilizing a pro-rata methodology to address this conflict.

First Trust and its affiliate, First Trust Portfolios L.P. (“FTP”), have in place a joint Code of Ethics and Insider Trading Policies and Procedures that are designed to (a) prevent First Trust personnel from trading securities based upon material inside information in the possession of such personnel and (b) ensure that First Trust personnel avoid actual or potential conflicts of interest or abuse of their positions of trust and responsibility that could occur through such activities as front running securities trades for the registrant. Personnel are required to have duplicate confirmations and account statements delivered to First Trust and FTP compliance personnel who then compare such trades to trading activity to detect any potential conflict situations.

(3)        Compensation Structure of Portfolio Managers or Management Team Members

Portfolio Manager Compensation

Information provided as of October 31, 2022.

The compensation structure at First Trust is based on a fixed salary and discretionary bonus determined by First Trust management. Salaries are based on each individual’s position and overall value to First Trust. Bonuses are determined by First Trust management and are based on individual performance, the commitment to team performance and profitability, and the profitability of First Trust. Certain internal portfolio managers have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership-related distributions.

(4)(a) Disclosure of Securities Ownership

Information provided as of October 31, 2022.

Name	Dollar Range of Fund Shares Beneficially Owned
Jeremiah Charles	None
James Snyder	None

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Mortgage Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 6, 2023
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	January 6, 2023

* Print the name and title of each signing officer under his or her signature.